THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STRONGBOW RESOURCES INC.
(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(SECURED CONVERTIBLE DEBENTURE – US ISSUER SUBJECT TO MI 51-105)

INSTRUCTIONS TO SUBSCRIBER

1.

You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

You must complete and sign Exhibit A “Investor Questionnaire” that starts on page 15. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws.

3.

As a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign BOTH (1) Exhibit A “Investor Questionnaire” that starts on page 15 AND (2) Exhibit B “United States Accredited Investor Questionnaire” that starts on page 26.

4.

If you are paying for your subscription with funds drawn on any source other than a Canadian chartered bank, you may only pay by wire transfer to Clark Wilson LLP, legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit D that is on page 30 or to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request. If the funds are wired or sent to the Issuer’s legal counsel, you irrevocably authorize such legal counsel to immediately deliver the funds to the Issuer.

STRONGBOW RESOURCES INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Strongbow Resources Inc. (the “Issuer”) the secured convertible debenture (the “Debenture”) in the principal amount set out below.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Debenture”.

Subscriber Information	Debenture to be Purchased Principal Amount of Debenture $200,000
(Name of Subscriber)	(the “Principal Amount” or “Subscription Amount”, plus wire fees if applicable)

Account Reference (if applicable):
X (Signature of Subscriber – if the Subscriber is an Individual)

X

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

(SIN, SSN, or other Tax Identification Number of the Subscriber)

(Subscriber’s Address, including postal or zip code)

(Telephone Number)                                                        (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Debenture, Shares and Warrants as set forth below: (Name to Appear on Share and Warrant Certificate) (Account Reference, if applicable) (Address, including postal or zip code)

Deliver the Debenture, Shares and Warrants as set forth below:

(Attention - Name)

(Account Reference, if applicable)

(Street Address, including postal or zip code – no PO Boxes permitted)

(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by , the Subscriber, if any (i.e., shares, warrants, options) :	1. State whether the Subscriber is an Insider of the Issuer: Yes ☐ No ☐ 2. State whether the Subscriber is a registrant under applicable Canadian securities laws: Yes ☐ No ☐

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of May ____, 2016 (the “Closing Date”).

STRONGBOW RESOURCES INC.

Per:

        Authorized Signatory

Address:

777 North Rainbow Blvd, Suite 250, Las Vegas, Nevada, USA, 89107

Email:

mcaetano@strongbowinc.com

Attention:

Michael Caetano

TERMS AND CONDITIONS OF SUBSCRIPTION FOR DEBENTURE

1.

Subscription

1.1

On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Debenture in the Principal Amount as shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Debenture to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.  The form of debenture will be in substantially the same form attached hereto as Exhibit E.

1.2

Concurrently with this Subscription Agreement, the Subscriber and the Issuer agree to deliver an executed copy of a general security agreement, which secures the obligations of the Issuer to the Subscriber under the Debenture.

1.3

The Principal Amount of the Note will mature six months (“Maturity”) after closing of the Offering (the “Closing”). The Principal Amount will accrue interest at 10% per annum, which interest will be payable at Maturity unless earlier converted by the Subscriber in accordance with the terms of the Debenture.  All but not less than all of the Principal Amount plus any accrued interest thereon may be convertible at the option of the Subscriber, at any time prior to Maturity, into units of the Company (each, a “Unit”) at a conversion price of $0.20 per Unit, subject to adjustment.  Each Unit will consist of one common share of the Company (each, a “Share”) and one non-transferable share purchase warrant (each, a “Warrant”), with each Warrant entitling the holder to acquire an additional common share of the Company at the exercise price of $0.40 for a period of two years from the Closing Date (each, a “Warrant Share”).

1.4

On the Closing Date, and as additional consideration to the Subscriber for the advancement of the Principal Amount, the Company will issue 200,000 additional Units to the Subscriber (the “Loan Fee Units”).  The Debenture, the Shares, the Warrants, the Warrant Shares and the Loan Fee Units, consisting of additional Shares, Warrants and Warrant Shares thereunder, are referred to herein as the “Securities”.

1.5

All dollar amounts referred to in this Agreement are in US dollars, unless otherwise indicated.

2.

Payment

2.1

The Subscription Amount must accompany this Subscription and will be paid by wire transfer to the Issuer’s counsel (the “Issuer’s Counsel”) pursuant to the wiring instructions set out in Exhibit D or to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber. If the Subscription Amount is wired or sent to the Issuer’s Counsel, the Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

3.

Documents Required from Subscriber

3.1

The Subscriber must complete, sign and return to the Issuer the following documents:

(a)

this Agreement;

(b)

the Investor Questionnaire (the “Investor Questionnaire”) attached as Exhibit A that starts on page 15;

(c)

the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Investor Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 26; and

(d)

such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2

As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3

The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.

Conditions and Closing

4.1

The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.

4.2

The Closing is conditional upon and subject to:

(a)

the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)

the issue and sale of the Debenture being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Debenture, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3

The Subscriber acknowledges that the applicable certificates representing the Securities will be available for delivery within two business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.

Acknowledgements and Agreements of the Subscriber

5.1

The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)

the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)

the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the “SEC”) and any Canadian provincial securities commissions (collectively, the “Public Record”);

(e)

the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)

there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(i)

all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(j)

the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(k)

any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, including resale restrictions imposed under United States securities laws and additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada under applicable provincial securities laws and Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over the Counter Markets (“MI 51-105”);

(l)

it is the responsibility of the Subscriber to find out what any applicable resale restrictions are and to comply with such restrictions before selling any of the Securities;

(m)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)

applicable resale restrictions;

(n)

there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(o)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(p)

the Subscriber has a substantive pre-existing relationship with one or more of the directors and/or officers of the Issuer, and learned about the Offering solely through such relationship and did not become aware of the Offering through any registration statement that has been filed by the Issuer;

(q)

no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;

(r)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)

there is no government or other insurance covering any of the Securities;

(t)

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable securities laws;

(u)

offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) will only be made in compliance with the safe harbor provisions set forth in Regulation S or pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period will be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with applicable securities laws;

(v)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws; and

(w)

this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.

Representations and Warranties of the Subscriber

6.1

The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)

the Subscriber is a U.S. Person;

(b)

the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)

the Subscriber: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)

the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)

the Subscriber has received and carefully read this Agreement;

(h)

the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(j)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k)

the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others,

and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in any of the Securities with any other person;

(l)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities, provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements; and

(n)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities,

(ii)

that any person will refund the purchase price of any of the Securities, or

(iii)

as to the future price or value of any of the Securities.

6.2

In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.

Representations and Warranties will be Relied Upon by the Issuer

7.1

The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.

Acknowledgement and Waiver

8.1

The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.

Legending of Shares

9.1

The Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

and

“THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.”.

9.2

The Subscriber hereby represents, warrants, acknowledges and agrees that:

(a)

a subsequent trade in any of the Securities in or from any province or territory of Canada will be a distribution subject to the prospectus requirements of applicable securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing any of the Securities (or ownership statement issued under a direct registration system or other book entry system) bears the restrictive legend  specified in MI 51-105 (the “51-105 Legend”);

(b)

the Subscriber undertakes not to trade or resell any of the Securities in or from Canada unless the trade or resale is made in accordance with MI 51-105;

(c)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 9.2, the Subscriber directs the Issuer not to include the 51-105 Legend on any certificates representing any of the Securities to be issued to the Subscriber and, as a consequence, the Subscriber will not be able to rely on the resale provisions of MI 51-105, and any subsequent trade in any of the Securities in or from any jurisdiction of Canada will be a distribution subject to the prospectus requirements of applicable Canadian securities laws; and

(d)

if the Subscriber wishes to trade or resell any of the Securities in or from any jurisdiction of Canada, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing any of the Securities to the Issuer’s transfer agent to have the 51-105 Legend imprinted on such certificate or to instruct the Issuer’s transfer agent to include the 51-105 Legend on any ownership statement issued under a direct registration system or other book entry system.

9.3

The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10.

Collection of Personal Information

10.1

The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including the Issuer’s Counsel.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws.  Notwithstanding that the Subscriber may be purchasing the Debenture as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the SEC and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the Debenture purchased by the Subscriber, the Principal Amount paid for the Debenture, the prospectus exemption relied on by the Issuer and the date of distribution of the Debenture;

(b)

such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)

such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON  M5H 3S8
Telephone:  (416) 593-8086.

11.

Costs

11.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Debenture will be borne by the Subscriber.

12.

Governing Law

12.1

This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

13.

Survival

13.1

This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.

14.

Assignment

14.1

This Agreement is not transferable or assignable.

15.

Severability

15.1

The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.

Entire Agreement

16.1

Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Debenture and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

17.

Notices

17.1

All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 4 of this Agreement.

18.

Counterparts and Electronic Means

18.1

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

19.

Exhibits

19.1

The exhibits attached hereto form part of this Agreement.

20.

Indemnity

20.1

The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:

Strongbow Resources Inc. (the “Issuer”)

RE:

Purchase of Debenture of the Issuer

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Debenture as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the “Subscriber”) of the Debenture, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)

is purchasing the Debenture as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador
☐ United States: _________________________ (List State of Residence)

or

(B)

☐ is resident in a country other than Canada or the United States; and

(iii)

has not been provided with any offering memorandum in connection with the purchase of the Debenture.

In connection with the purchase of the Debenture of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that:

I. ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION
1.	the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criterion (please initial or place a check-mark on the appropriate line below):
FOR INDIVIDUALS (i.e. a natural person and not a corporation, partnership, trust or other entity)
☐

(i)

an individual who, either alone or with a spouse, beneficially owns financial assets (please see the definition and guidance below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition and guidance below regarding what are related liabilities), exceeds $1,000,000, [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

☐

(ii)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

☐

(iii)

an individual who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000, [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

☐

(iv)

an individual who beneficially owns financial assets (please see the definition and guidance below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition and guidance below regarding what are related liabilities), exceeds $5,000,000,

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES
☐

(iv)

a person, other than an individual or investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (iv),

☐

(v)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐

(vi)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

REGISTERED DEALERS
☐

(vii)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐ (viii) an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (vi) in form and function,
☐ (ix) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (vii),
☐ (x) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,
☐

(xi)

a person acting on behalf of a fully managed account managed by that person, if that person

(A)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(B)

in Ontario, is purchasing a security that is not a security of an investment fund,

INVESTMENT FUNDS
☐

(xii)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐

(xiii)

an investment fund that distributes or has distributed its securities only to:

(A)

a person that is or was an accredited investor at the time of the distribution,

(B)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(C)

a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

OTHER CATEGORIES
☐

(xiv)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐

(xv)

a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

☐ (xvi) a Canadian financial institution, or a Schedule III bank.
☐ (xvii) other: _________________________________________________________________________

OR

II. ALL SUBSCRIBERS PURCHASING UNDER THE MINIMUM AMOUNT INVESTMENT
☐

(i)

the Subscriber is purchasing the Debenture as principal for its own account and not for the benefit of any other person;

(ii)

the Subscriber is not an individual (i.e. a natural person);

(iii)

the Debenture has an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing of the Offering; and

(iv)

the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Debenture.

Guidance

Spouses

Three branches of the definition (in paragraphs (i), (ii) and (iii)) are designed to treat spouses as a single investing unit, so that either spouse qualifies as an “accredited investor” if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceeds $5,000,000. The fourth branch (paragraph (iv)), the $5,000,000 financial asset test, does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets

For the purposes of the financial asset tests in paragraphs (i) and (iv), “financial assets” are defined to mean cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser’s personal residence is not included in a calculation of financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a) physical or constructive possession of evidence of ownership of the financial asset;

(b) entitlement to receipt of any income generated by the financial asset;

(c) risk of loss of the value of the financial asset; and

(d) the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the

$1,000,000 financial asset test in paragraph (i) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in paragraph (iv). Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either paragraph (i) or paragraph (iv).

Net Assets

By comparison, the net asset test under paragraph (iii) means all of the purchaser’s total assets minus all of the purchaser’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser’s personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser’s personal residence.

To calculate a purchaser’s net assets under the net asset test, subtract the purchaser’s total liabilities from the purchaser’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.

Definitions

For the purposes hereof:

(a)

“Canadian financial institution” means

(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

"control person" means

(i)

a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)

“director” means

(i)

a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)

with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)

“eligibility adviser” means

(i)

a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)

have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)

“executive officer” means, for an issuer, an individual who is

(i)

a chair, vice-chair or president,

(ii)

a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)

performing a policy-making function in respect of the issuer;

(f)

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

(g)

“founder” means, in respect of an issuer, a person who,

(i)

acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)

at the time of the distribution or trade is actively involved in the business of the issuer;

(h)

“financial assets” means

(i)

cash,

(ii)

securities, or

(iii)

a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(k)

"jurisdiction" or "jurisdiction of Canada" means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)

“non-redeemable investment fund” means an issuer:

(i)

whose primary purpose is to invest money provided by its securityholders;

(ii)

that does not invest

(A)

for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)

for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)

that is not a mutual fund;

(m)

“person” includes

(i)

an individual;

(ii)

a corporation;

(iii)

a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)

an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(n)

“related liabilities” means

(i)

liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)

liabilities that are secured by financial assets;

(o)

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(p)

“spouse” means, an individual who,

(i)

is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)

is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the Closing of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities. The Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of _______ day of __________________, 201

.

Print Name of Subscriber (or person signing as agent)

By:

Signature

Title

Appendix A

FORM 45-106F9
FORM OF INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Secured Convertible Debenture	Issuer: Strongbow Resources Inc.
Purchased from: the Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $__________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•

Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•

Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund
[Insert name of issuer/selling security holder]	Strongbow Resources Inc.
[Insert address of issuer/selling security holder]	777 North Rainbow Blvd, Suite 250, Las Vegas, Nevada, USA, 89107
[Insert contact person name, if applicable]	Michael Caetano
[Insert telephone number]	403-539-9711
[Insert email address]	mcaetano@strongbowinc.com
[Insert website address, if applicable]	http://www.strongbowinc.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.

This form does not mandate the use of a specific font size or style but the font must be legible

2.

The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.

The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Debenture on behalf of any U.S. Person, (c) any person that receives or received an offer of the Debenture while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D.  The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.

it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.

it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.

it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Debenture is purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Debenture,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.

if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

___________

a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.

it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.

if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(a)

the sale is to the Issuer,

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)

the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)

it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

11.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement;

12.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Agreement was executed;

13.

it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and

14.

it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

Dated _____________________________, 20____.

X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT D

US DOLLAR WIRE INSTRUCTIONS

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

Beneficiary: Clark Wilson LLP, 900 - 885, West Georgia Street, Vancouver BC V6C 3H1

Beneficiary Bank: HSBC Bank Canada, 885 West Georgia Street, Vancouver, BC V6C 3G1, Canada

SWIFT Code: HKBCCATT

Beneficiary Account number: 491689-096

Transit Number: 10020  Bank Code: 016

Correspondent (Intermediary) Bank: Citi Bank, N.A., 111 Wall Street, New York, NY 10005

Swift Code: CITIUS33

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE
YOUR NAME AND OUR FILE NO. 39833-01/CZM

PLEASE ENSURE THAT APPLICABLE WIRE FUNDS FOR YOUR BANK AND $25.00 FOR THE RECEIVING BANK’S WIRE CHARGES ARE ADDED TO YOUR WIRED SUBSCRIPTION AMOUNT.

EXHIBIT E

FORM OF DEBENTURE

[see attached]